ACQUISITIONS (Details) - Signet $ in Millions	Oct. 20, 2017 USD ($) item
Acquisition
Number of employees | item	250
Components of consideration
Total consideration paid	$ 945.6
Gain on business combination	7.9
Fair values of assets acquired and liabilities assumed in acquisition
Credit card receivables	906.3
Intangible assets	52.3
Total assets acquired	958.6
Other liabilities	0.2
Deferred tax liability	4.9
Total liabilities assumed	5.1
Net assets acquired	$ 953.5